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As filed with the Securities and Exchange Commission on May 8, 2015

Registration No. 333-202053

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5
to

Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EQT GP Holdings, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	4922 (Primary Standard Industrial Classification Code Number)	30-0855134 (IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania 15222
(412) 553-5700
(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Offices)

Philip P. Conti
625 Liberty Avenue, Suite 1700
Pittsburgh, Pennsylvania 15222
(412) 553-5700
(Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

Copies to:
Joshua Davidson Mollie Duckworth Baker Botts L.L.P. One Shell Plaza 910 Louisiana Street Houston, Texas 77002-4995 (713) 229-1234	David P. Oelman Michael S. Telle Vinson & Elkins L.L.P. 1001 Fannin, Suite 2500 Houston, Texas 77002-6760 (713) 758-2222

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

          If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

          This Amendment No. 5 is being filed solely for the purpose of filing an exhibit to the Registration Statement on Form S-1 (File No. 333-202053) and no changes or additions are being made hereby to the preliminary prospectus which forms a part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15 and 17 of Part II of the Registration Statement have been omitted from this filing.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules.

        The following documents are filed as exhibits to this registration statement:

Number			Description
1.1	***	—	Form of Underwriting Agreement
2.1		—
Agreement and Plan of Merger by and among EQT Investments Holdings, LLC, EQT Midstream Services, LLC, Sunrise Pipeline, LLC, EQT Midstream Partners, LP and Equitrans, LP, dated as of July 15, 2013 (incorporated by reference to Exhibit 2.1 to EQT Midstream Partners, LP's Form 8-K filed on July 15, 2013)
2.2		—
Contribution Agreement by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC, EQM Gathering Opco, LLC and EQT Gathering, LLC, dated as of April 30, 2014 (incorporated by reference to Exhibit 2.1 to EQT Midstream Partners, LP's Form 8-K filed on April 30, 2014)
2.3		—
Contribution and Sale Agreement by and among EQT Gathering, LLC, EQT Energy Supply Holdings, LP, EQT Energy, LLC, EQT Midstream Partners, LP, EQT Midstream Services, LLC, EQM Gathering Opco, LLC and EQT Corporation dated as of March 10, 2015 (incorporated by reference to Exhibit 2.1 to EQT Midstream Partners, LP's Form 8-K filed on March 10, 2015)
3.1	***	—	Certificate of Limited Partnership of EQT GP Holdings, LP
3.2	***	—	Form of First Amended and Restated Agreement of Limited Partnership of EQT GP Holdings, LP (included as Appendix A to the Prospectus)
3.3	***	—	Certificate of Formation of EQT GP Services, LLC
3.4	***	—	Form of First Amended and Restated Limited Liability Company Agreement of EQT GP Services, LLC
3.5		—
Certificate of Limited Partnership of EQT Midstream Partners, LP (incorporated by reference to Exhibit 3.1 to EQT Midstream Partner, LP's Form S-1 Registration Statement (#333-179487) filed on February 13, 2012)
3.6		—
First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated July 2, 2012 (incorporated by reference to Exhibit 3.2 to EQT Midstream Partners, LP's Form 8-K filed on July 2, 2012)
3.7		—
Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of EQT Midstream Partners, LP, dated July 24, 2014 (incorporated by reference to Exhibit 3.1 to EQT Midstream Partners, LP's Form 10-Q filed on July 24, 2014)
3.8		—
Certificate of Formation of EQT Midstream Services, LLC (incorporated by reference to Exhibit 3.3 to EQT Midstream Partners, LP's Form S-1 Registration Statement (#333-179487) filed on February 13, 2012)
3.9		—
Second Amended and Restated Limited Liability Company Agreement of EQT Midstream Services, LLC, dated July 24, 2014 (incorporated by reference to Exhibit 3.2 to EQT Midstream Partners, LP's Form 10-Q filed on July 24, 2014)

Number			Description
4.1		—	Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to EQT Midstream Partners, LP's Form 8-K filed August 1, 2014)
4.2		—
First Supplemental Indenture, dated as of August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiary guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to EQT Midstream Partners, LP's Form 8-K filed August 1, 2014)
5.1	*	—	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered
8.1	***	—	Opinion of Baker Botts L.L.P. relating to tax matters
10.1	***	—	Contribution, Conveyance and Assumption Agreement, dated as of April 13, 2015, by and among EQT Gathering Holdings, LLC, EQT Gathering, LLC, EQT GP Holdings, LP and EQT GP Services, LLC
10.2	***	—	Form of Omnibus Agreement, by and among EQT Corporation, EQT GP Holdings, LP and EQT GP Services, LLC
10.3	***	—	Form of EQT GP Services, LLC Director and/or Officer Indemnification Agreement
10.4	***	—	Form of EQT GP Services, LLC 2015 Long-Term Incentive Plan
10.5	***	—	Form of EQT GP Holdings, LP Phantom Unit Award Agreement
10.6	***	—	Agreement of Merger of EQT Midstream Investments, LLC with and into EQT GP Holdings, LP, dated as of April 13, 2015
10.7	***	—	Contribution, Conveyance and Assumption Agreement, dated as of April 14, 2015, by and between EQT Gathering Holdings, LLC and EQT GP Corporation
10.8	***	—	Form of Working Capital Loan Agreement by and between EQT GP Holdings, LP and EQT Corporation
10.9		—
Contribution, Conveyance and Assumption Agreement, dated July 2, 2012, by and among EQT Midstream Partners, LP, EQT Midstream Services, LLC, Equitrans Investments, LLC, Equitrans, L.P., Equitrans Services, LLC, EQT Midstream Investments, LLC, EQT Investments Holdings, LLC, ET Blue Grass, LLC and EQT Corporation (incorporated by reference to Exhibit 10.1 of EQT Midstream Partners, LP's Form 8-K filed on July 2, 2012)
10.10		—
Omnibus Agreement, dated July 2, 2012, by and among the EQT Midstream Partners, LP, EQT Midstream Services, LLC and EQT Corporation (incorporated by reference to Exhibit 10.2 of EQT Midstream Partners, LP's Form 8-K filed on July 2, 2012)
10.11		—
Amendment No. 1 to Omnibus Agreement, dated March 17, 2015, by and among EQT Corporation, EQT Midstream Partners, LP and EQT Midstream Services, LLC (incorporated by reference to Exhibit 10.1 of EQT Midstream Partners, LP's Form 8-K filed on March 17, 2015).
10.12		—
Amended and Restated Operation and Management Services Agreement, dated May 7, 2014, by and among Equitrans, L.P., EQT Midstream Partners, LP, EQT Midstream Services, LLC and EQT Gathering, LLC (incorporated by reference to Exhibit 10.3 of EQT Midstream Partners, LP's Form 10-K filed on February 12, 2015)

Number			Description
10.13		—	Amended and Restated Revolving Credit Agreement, dated February 18, 2014, by and among EQT Midstream Partners, LP, Wells Fargo Bank, National Association, as administrative agent, and a syndicate of lenders named therein (incorporated by reference to Exhibit 10.1 to EQT Midstream Partners, LP's Form 8-K filed on February 18, 2014)
10.14		—
First Amendment to Amended and Restated Credit Agreement and Release of Guarantors, dated as of January 22, 2015, among EQT Midstream Partners, LP, the Guarantors party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 to EQT Midstream Partner's Form 8-K filed on January 22, 2015)
10.15		—
Second Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated March 10, 2015, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, Vega Midstream MVP LLC, Vega NPI IV, LLC, WGL Midstream, Inc. and Mountain Valley Pipeline, LLC (incorporated by reference to Exhibit 10.1 to EQT Midstream Partners, LP's Form 8-K filed on March 31, 2015) (Specific items in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those items has been requested. The redacted material has been separately filed with the SEC.)
10.16	†	—	EQT Midstream Services, LLC 2012 Long-Term Incentive Plan, dated July 2, 2012 (incorporated by reference to Exhibit 10.5 to EQT Midstream Partner's Form 8-K filed on July 2, 2012)
10.17	†	—
Form of EQT Midstream Partners, LP Phantom Unit Award Agreement (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.18	†	—	Form of TSR Performance Award Agreement (incorporated by reference to Exhibit 10.7 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.19	†	—	Form of EQT 2014 Value Driver Performance Award Agreement (incorporated by reference to Exhibit 10.9 to EQT Midstream Partner's Form 10-K filed on February 12, 2015)
10.20		—
Form of Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, L.P. and Equitable Gas Company, LLC (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.21		—
Form of Transportation Service Agreement Applicable to No-Notice Firm Transportation Service Under Rate Schedule NOFT between Equitrans, LP and Equitable Gas Company, LLC (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.22		—
Agreement to Extend Services Agreements between Equitrans, LP and Equitable Gas Company, LLC (incorporated by reference to Exhibit 10.10 to EQT Midstream Partner's Form 10-K filed on February 20, 2014)
10.23		—
EQT Guaranty dated April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P. (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)

Number			Description
10.24		—	Sublease Agreement between Equitrans, L.P. and EQT Production Company, effective March 1, 2011 (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.25		—
Amendment of Sublease Agreement between Equitrans, L.P. and EQT Production Company, dated April 5, 2012 (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on May 10, 2012)
10.26	†	—
Form of EQT Midstream Services, LLC Director and/or Officer Indemnification Agreement (incorporated by reference to Exhibit 10.15 to Amendment No. 3 to EQT Midstream Partner's Form S-1 Registration Statement (#333-179487) filed on June 5, 2012)
10.27		—
Sunrise Facilities Amended and Restated Lease Agreement between Equitrans, L.P. and Sunrise Pipeline, L.L.C., as amended and restated as of October 25, 2012 (incorporated by reference to Exhibit 10.19 to EQT Midstream Partner's Form 10-Q filed on October 25, 2012)
10.28		—
Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS between Equitrans, LP and EQT Energy, LLC, dated December 20, 2013, Contract No. EQTR 18679-852 (incorporated by reference to Exhibit 10.16 to EQT Midstream Partner's Form 10-K filed on February 20, 2014)
10.29		—
Sunrise Expansion Precedent Agreement, dated May 30, 2013, between Equitrans, LP and EQT Energy, LLC (incorporated by reference to Exhibit 10.17 to EQT Midstream Partner's Form 10-K filed on February 20, 2014)
10.30		—
Jupiter Gas Gathering Agreement between EQT Production Company, EQT Energy LLC and EQT Gathering, LLC (incorporated by reference to Exhibit 10.1 to EQT Midstream Partners, LP's Form 10-Q filed on July 24, 2014) (Specific items in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those items has been requested. The redacted material has been separately filed with the SEC.)
10.31		—
Precedent Agreement for Transportation Services, dated July 23, 2014, between Equitrans, LP and EQT Energy, LLC (incorporated by reference to Exhibit 10.2 to EQT Midstream Partners, LP's Form 10-Q filed on July 24, 2014)
10.32	(a)†	—
Confidentiality, Non-Solicitation and Non-Competition Agreement dated as of September 8, 2008 between EQT Corporation and Theresa Z. Bone (incorporated by reference to Exhibit 10.22(a) to EQT Midstream Partners, LP's Form 10-K filed on February 12, 2015)
10.32	(b)†	—
Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement effective as of January 1, 2014 between EQT Corporation and Theresa Z. Bone (incorporated by reference to Exhibit 10.22(b) to EQT Midstream Partners, LP's Form 10-K filed on February 12, 2015)
10.32	(c)†	—
Second Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement effective as of January 1, 2015 between EQT Corporation and Theresa Z. Bone (incorporated by reference to Exhibit 10.22(c) to EQT Midstream Partners, LP's Form 10-K filed on February 12, 2015)

Number			Description
10.33	†	—	Amended and Restated Change of Control Agreement, dated as of February 19, 2013, by and between EQT Corporation and Theresa Z. Bone (incorporated by reference to Exhibit 10.23 to EQT Midstream Partners, LP's Form 10-K filed on February 12, 2015)
10.34		—
Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand (incorporated by reference to Exhibit 10.2 to EQT Midstream Partners, LP's Form 8-K filed on March 31, 2015) (Specific items in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those items has been requested. The redacted material has been separately filed with the SEC.)
10.35		—
Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand (incorporated by reference to Exhibit 10.3 to EQT Midstream Partners, LP's Form 8-K filed on March 31, 2015) (Specific items in this exhibit have been redacted, as marked by three asterisks (***), because confidential treatment for those items has been requested. The redacted material has been separately filed with the SEC.)
10.36		—
Assignment and Assumption Agreement, dated March 30, 2015, by and among EQT Gathering, LLC, EQT Midstream Partners, LP and MVP Holdco, LLC (incorporated by reference to Exhibit 10.3 to EQT Midstream Partners, LP's Form 10-Q filed on April 23, 2015)
21.1	***	—	List of Subsidiaries of EQT GP Holdings, LP
23.1	***	—	Consent of Ernst & Young LLP
23.2	*	—	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1)
23.3	***	—	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)
24.1	***	—	Powers of Attorney (contained on the signature page to this Registration Statement)

*
Filed herewith

**
To be filed by amendment

***
Previously filed

†
Contract or compensatory arrangement with a director or named executive officer

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on May 8, 2015.

EQT GP Holdings, LP
By:	EQT GP Services, LLC its general partner
By:	/s/ PHILIP P. CONTI
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and the dates indicated.

Name		Title	Date

* David L. Porges		Chairman, President and Chief Executive Officer (Principal Executive Officer)	May 8, 2015
/s/ PHILIP P. CONTI Philip P. Conti		Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	May 8, 2015
* Theresa Z. Bone		Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	May 8, 2015
* Lewis B. Gardner		Director	May 8, 2015
* Steven T. Schlotterbeck		Director	May 8, 2015
* Stephen A. Thorington		Director	May 8, 2015
*By:	/s/ PHILIP P. CONTI Philip P. Conti Attorney-in-Fact

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 16. Exhibits and Financial Statement Schedules.
SIGNATURES